UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant (X)

Filed by a Party other than the Registrant (  )

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                            HYDRON TECHNOLOGIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

              ----------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction: 5) Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)    Amount Previously Paid:
      2)    Form, Schedule, or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

Notes:

                            HYDRON TECHNOLOGIES, INC.
                              2201 West Sample Road
                              Building 9, Suite 7B
                          Pompano Beach, Florida 33073

                        NOTICE OF MEETING OF SHAREHOLDERS

To the Shareholders of Hydron Technologies, Inc.:

Notice is hereby given that the Meeting of Shareholders (together with adjournments or postponements thereof, the "Meeting") of Hydron Technologies, Inc., a New York corporation (the "Company"), will be held at 1:30 p.m., local time, on Monday, November 15, 2004, at the Courtyard by Marriott, 2000 NW Executive Center Court, Boca Raton, Florida 33431, for the purpose of considering and voting upon the following matters:

      1. to elect a board of four directors to serve until the Company's next meeting of shareholders and until their successors are elected and qualified;

      2.    to approve the company's 2003 Stock Plan;

      3. to ratify the appointment of DaszkalBolton LLP as the independent auditors of the Company for the year ended December 31, 2004; and

      4. to transact such other business as may properly come before the Meeting.

These items are more fully described in the accompanying Proxy Statement, which is hereby made a part of this Notice of Meeting of Shareholders. The Board of Directors of the Company has fixed the close of business on September 16, 2004, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting. Only those shareholders of record as of the close of business on that date will be entitled to vote at the meeting.

A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Annual Report") is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this notice.

                       By order of the Board of Directors,

                                 Richard Banakus
                             Chairman of the Board,
                             Interim President, and
                             Chief Executive Officer

Pompano Beach, Florida
October 1, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (which is postage prepaid if mailed in the United States) IS ENCLOSED FOR THAT PURPOSE.

                               TABLE OF CONTENTS

                                                                                                  PAGE NO.
PROXY STATEMENT 2004 MEETING OF SHAREHOLDERS OF HYDRON TECHNOLOGIES, INC.

         INFORMATION CONCERNING SOLICITATION AND VOTING ...........................................  1
         GENERAL INFORMATION ABOUT THE MEETING ....................................................  1
         WHO MAY VOTE .............................................................................  1
         VOTING YOUR PROXY ........................................................................  1
         VOTES NEEDED TO HOLD THE MEETING .........................................................  2
         MATTERS TO BE VOTED ON AT THE MEETING ....................................................  2
         COST OF PROXY SOLICITATION ...............................................................  2
         ATTENDING THE MEETING ....................................................................  3
         CHANGING YOUR VOTE .......................................................................  3
         VOTING RECOMMENDATIONS ...................................................................  3
         HOW TO OBTAIN A SEPARATE SET OF VOTING MATERIALS .........................................  3

PROPOSAL 1: ELECTION OF DIRECTORS

         INFORMATION REGARDING DIRECTOR NOMINEES ..................................................  4
         INFORMATION ABOUT THE BOARD AND ITS COMMITTEES ...........................................  5
         DIRECTOR COMPENSATION ....................................................................  6
         VOTE REQUIRED ............................................................................  7
         BOARD RECOMMENDATION .....................................................................  7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         SECURITY OWNERSHIP OF MANAGEMENT .........................................................  8
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNER ...........................................  9

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION .....................................................................  9
         OPTION GRANTS IN LAST YEAR ...............................................................  10
         AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES ...................................  10
         COMPENSATION OF CHIEF EXECUTIVE OFFICER ..................................................  11
         PERFORMANCE GRAPH ........................................................................  11
         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ..................................  11

PROPOSAL 2: APPROVAL OF HYDRON TECHNOLOGIES, INC. 2003 STOCK PLAN

         PURPOSE OF THE PLAN ......................................................................  12
         SHARES SUBJECT TO THE PLAN ...............................................................  12
         ADMINISTRATION OF THE PLAN ...............................................................  12
         ELIGIBILITY ..............................................................................  12
         STOCK SUBJECT TO THE PLAN ................................................................  12
         TERM AND CONDITIONS OF AWARDS OR SALES ...................................................  13
         TERMS AND CONDITIONS OF OPTIONS ..........................................................  14
         DURATION AND AMENDMENTS ..................................................................  16
         EFFECT OF AMENDMENT OR TERMINATION .......................................................  17
         VOTE REQUIRED ............................................................................  17

                                TABLE OF CONTENTS

                                                                                                  PAGE NO.

         BOARD RECOMMENDATION .....................................................................  17

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT
AUDITORS

         GENERAL ..................................................................................  18
         VOTE REQUIRED ............................................................................  18
         BOARD RECOMMENDATION .....................................................................  18

AUDIT AND NON-AUDIT FEES ..........................................................................  19

REPORT OF THE AUDIT COMMITTEE .....................................................................  20

SHAREHOLDER PROPOSALS .............................................................................  22

ATTACHMENT A: AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS CHARTER STATEMENT .......................................................................  A-1

ATTACHMENT B: 2003 STOCK PLAN .....................................................................  B-1

                                 PROXY STATEMENT
                          2004 MEETING OF SHAREHOLDERS
                            HYDRON TECHNOLOGIES, INC.
                          TO BE HELD NOVEMBER 15, 2004
  (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HYDRON TECHNOLOGIES, INC.)

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement and the accompanying form of proxy are being furnished to the shareholders of Hydron Technologies, Inc., a New York Corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board) from holders of the Company's outstanding Common Stock, for use at the Meeting of Shareholders of the Company (together with any adjournments or postponements thereof, the "Meeting) to be held at 1:30 p.m., local time, on Monday, November 15, 2004, at the Courtyard by Marriott, 2000 NW Executive Center Court, Boca Raton, Florida 33431. This Proxy Statement, the accompanying form of proxy and the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Annual Report") are expected to be mailed to the shareholders of record of the Company on or about October 10, 2004.

Your vote is very important. For this reason, our Board of Directors (the "Board") is requesting that you permit your common shares to be represented at the 2004 Meeting of the Shareholders (the "Meeting") by the proxies named on the enclosed proxy card. This proxy statement contains important information for you to consider when deciding how to vote on the matters set forth in the accompanying notice and otherwise properly brought before the Meeting or any adjournments, or postponements thereof. Please read it carefully.

Voting materials, which include the proxy statement, proxy card and the annual report on Form 10-K for the calendar year ended December 31, 2003, are included herein. Hydron's principal executive offices are located at 2201 West Sample Road, Building 9, Suite 7B, Pompano Beach, FL 33073. Hydron's telephone number is (954) 861-6400. In this proxy statement Hydron Technologies, Inc. is referred to as "Company" and "Hydron."

GENERAL INFORMATION ABOUT THE MEETING

WHO MAY VOTE

You may vote your Hydron common stock if our records show that you owned your shares on September 16, 2004. At the close of business on that date, 9,260,136 shares of Hydron common stock were outstanding and eligible to vote. You may cast one vote for each share of common stock held by you on all matters presented.

VOTING YOUR PROXY

Whether you hold shares in your name or through a broker, bank, or other nominee, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held through a broker, bank, or other nominee, by submitting voting instructions to that nominee. Instructions for voting by mail are on your proxy card. For shares held through a broker, bank, or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your shares will be voted as you have instructed and as the proxy holders may determine within their discretion with respect to any other matters that come before the Meeting.

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting. If you hold your shares through a broker, bank or other nominee and you do not provide instructions on how to vote, your broker or other nominee may have authority to vote your shares on certain matters. The New York Stock Exchange ("NYSE") issued new regulations prohibiting brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. National Association of Securities Dealers, Inc. ("NASD") member brokers are also prohibited from voting on such proposals without specific instructions from beneficial holders. The new NYSE rule became effective on June 30, 2003, and, accordingly, all shares that you hold through a broker or other nominee who is a NASD or NYSE member organization will only be voted on Proposal 2 if you have provided specific instructions to your broker or other nominee to vote your shares on that proposal. See "Vote Required" following each proposal for further information.

VOTES NEEDED TO HOLD THE MEETING

The Meeting will be held if a majority of Hydron's outstanding shares on the record date entitled to vote is represented at the meeting. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the Meeting, if you:

      o     are present and vote in person at the meeting; or

      o     have properly submitted a proxy card.

MATTERS TO BE VOTED ON AT THE MEETING

The following proposals will be presented for your consideration at the Meeting:

      o     election of four members of the Board;

      o     approval of the Company's 2003 Stock Plan;

      o ratification of the appointment of DaszkalBolton LLP as our independent auditors for the year ending December 31, 2004; and

      o any other matters that may properly be brought before the Meeting or any adjournments or postponements thereof.

COST OF THE PROXY SOLICITATION

Hydron will pay the cost of the solicitation of proxies. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers, and employees may solicit proxies on our behalf, without additional compensation, personally or by phone.

ATTENDING THE MEETING

You may vote shares held directly in your name in person at the meeting. If you want to vote shares that you hold in street name at the Meeting, you must request a legal proxy from your broker, bank, or other nominee that holds your shares.

CHANGING YOUR VOTE

You may revoke your proxy and change your vote at any time before the final vote at the Meeting. You may do this by signing a new proxy card with a later date, or by attending the Meeting and voting in person. However, your attendance at the Meeting will not automatically revoke your proxy; you must specifically revoke your proxy. See also "General Information about the Meeting - Voting Your Proxy" above for further instructions.

VOTING RECOMMENDATIONS

Our Board recommends that you vote:

      o     "FOR" each nominee to the Board;

      o     "FOR" adoption of the Company's 2003 Stock Plan; and

      o "FOR" ratification of the appointment of DaszkalBolton LLP as our independent auditors for the year ending December 31, 2004.

HOW TO OBTAIN AN ADDITIONAL SET OF VOTING MATERIALS

You may receive a copy of the proxy statement, proxy card, and the annual report on Form 10-K for the year ended December 31, 2003 at no cost to you by calling
(954) 861-6400 or by writing to Hydron Technologies, Inc., 2201 West Sample Road, Building 9, Suite 7B, Pompano Beach, FL 33073.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

The Directors are to be elected to serve until the Company's next Meeting of Shareholders or until their respective successors shall be duly elected and qualified. The Board has nominated Richard Banakus, Joshua Rochlin, Karen Gray, and Ronald J. Saul (each of whom is a member of the present Board) to serve as Directors of the Company until the Company's next Meeting of Shareholders or until their respective successors shall be duly elected and qualified. Three of the Director nominees are independent directors, as defined by the listing standards of the Nasdaq Stock Market ("Nasdaq") for securities designated national market system securities.

Unless otherwise specified, all proxies will be voted in favor of the four (4) nominees listed above as Directors of the Company. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute. Directors are elected by a plurality of the votes cast.

All nominees are currently Directors and each nominee has agreed to be named in this proxy statement and to serve if elected.

INFORMATION REGARDING DIRECTOR NOMINEES

      Nominee        Age                Office                   Director Since
----------------    -----   ----------------------------------- ----------------
Richard Banakus      58     Chairman, CEO and Interim President   June 1995

Joshua Rochlin       38     Director                              January 2000

Karen Gray           46     Director                              December 1997

Ronald J. Saul       57     Director                              January 2003

RICHARD BANAKUS
CHAIRMAN OF THE BOARD OF DIRECTORS, INTERIM PRESIDENT AND CHIEF EXECUTIVE OFFICER, HYDRON TECHNOLOGIES, INC.

Mr. Banakus has served as a director of the Company since June 1995 and as Interim President of the Company since September 19, 1997. From April 1991 to the present, Mr. Banakus has been a private investor with interests in a number of privately and publicly held companies. From July 1988 through March 1991, he was managing partner of Banyan Securities, Larkspur, California, a securities brokerage firm that he founded.

JOSHUA ROCHLIN
VICE PRESIDENT OF STRATEGY AND SPECIAL PROJECTS, MARC ECKO ENTERPRISES

Mr. Rochlin has served as director of the Company since January 2000. Mr. Rochlin joined Marc Ecko Enterprises, a producer of fashion based streetwear and accessories, in June 2004 as the Vice President, Strategy and Special Projects. He was Senior Vice President of Business Development at GoAmerica, a wireless Internet service provider, from 1999 to 2004. Prior to joining GoAmerica, Mr. Rochlin was the founder and Chief Executive Officer of MyCalendar.com, LLC from December 1998 to December 1999. He previously served as an associate for the law firm of Rubin Baum Levin Constant & Friedman in New York City from February 1995 to December 1998.

KAREN GRAY
MARKETING COMMUNICATIONS CONSULTANT

Ms. Gray has served as a director of the Company since December 1997 and was a consultant to the Company on marketing and communications matters from November 1996 to December 1999. Ms. Gray has over 17 years of management experience in marketing communications in various capacities with various companies. From 1993 to November 1996, Ms. Gray served as Vice President, Corporate Communications, of the Company. From June 1992 to November 1993, Ms. Gray served as President of MarCom Associates, Inc., a marketing communications company that she founded.

RONALD J. SAUL
FINANCIAL CONSULTANT

Mr. Saul has served as a director of the Company since January 2003. From September 1992 to the present, Mr. Saul has been a financial consultant. Mr. Saul was Vice President of National Intergroup, Inc. from January 1989 through August 1992, and Treasurer from October 1985 through December 1988. National Intergroup was an American holding company established to facilitate the diversification of National Steel Corporation. Mr. Saul held various accounting and financial positions with National Intergroup Inc. and National Steel Corporation from November 1970 to September 1985.

INFORMATION ABOUT THE BOARD AND COMMITTEES

The Board and its committees meet throughout the year and act by written consent from time to time as appropriate. During 2003, the Board held eleven meetings. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and committees on which such Directors served during 2003. The Board has an Audit Committee and its charter, which was amended during 2003 as a result of the Sarbanes-Oxley Act of 2002 and new rules and regulations issued by the Securities and Exchange Commission ("SEC") and recommended by the Nasdaq National Market, is attached hereto as Attachment A. All members of the Committee are independent directors as required by the Nasdaq's listing standards for national market systems securities.

The members of the Audit Committee are Joshua Rochlin and Ronald J. Saul. The Committee met four times in 2003 and three times in 2004. The Board has determined that Mr. Saul is an independent Director and qualifies as the "audit committee financial expert" as the term is defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "34 Act"). Among other matters, the Committee:

      o     hires and replaces independent auditors as appropriate;

      o evaluates performance of, independence of, and pre-approves the non-audit services provided by independent auditors;

      o discusses with management and the external auditors the quality of Hydron's accounting principles and financial reporting; and

      o     oversees the internal auditing functions and controls.

DIRECTOR COMPENSATION

Employees of the Company who also serve as Directors are not entitled to any additional compensation for such service, except for Mr. Richard Banakus, Chairman of the Board, because of his status as Interim President. The Company does not have a written employment agreement with Mr. Banakus.

Non-employee Directors and Mr. Banakus receive an annual fee of $5,000, accrued quarterly. During 2003, each of Messrs. Richard Banakus, Karen Gray, Joshua Rochlin, and Ronald J. Saul earned $5,000 for their service as a Director. As of December 31, 2003, unpaid director fees total approximately $65,000.

The 1993 Non-employee Director Stock Option Plan ("1993 Plan") was adopted by the Board of Directors on December 22, 1993, approved by the shareholders on July 19, 1994, and approved, as amended, by the shareholders on December 17, 1997. The purpose of the 1993 Plan is to assist the Company in attracting and retaining key directors who are responsible for continuing the growth and success of the Company. No options were granted under the 1993 Plan during the year ended December 31, 2003.

On November 10, 1997, the Board of Directors of the Company adopted the 1997 Non-employee Director Stock Option Plan ("1997 Plan"). This plan was approved by the shareholders on December 17, 1997. The purpose of the 1997 Plan is to assist the Company in attracting and retaining experienced and knowledgeable non-employee directors who will continue to work for the best interests of the Company.

The 1997 Plan provides nonqualified stock options for non-employee directors to purchase an aggregate of 100,000 shares of Common Stock, with grants of options to purchase 2,000 shares to each non-employee director on October 1, 1997, grants of options to purchase 2,000 shares on each May 1st thereafter (starting in 1999), and grants of options to purchase 2,000 shares upon election or appointment of any new non-employee directors. The options are not exercisable for a one-year period and are to be granted at an exercise price equal to the average fair market value of the Common Stock during the ten business days preceding the day of the grant of the option.

The 1997 Plan also provides nonqualified stock options for non-employee directors who serve on committees of the Board of Directors. The options are not exercisable for a one-year period and are to be granted at an exercise price equal to the average fair market value of the Common Stock during the ten business days preceding the day of the grant of the option. No options were granted under these provisions of the 1997 Plan during the year ended December 31, 2003.

During August 1999, the Company agreed to grant options to purchase 18,000 shares of the Company's common stock to each of the five individuals comprising the Board of Directors, subject to shareholders' approval at the next annual meeting at an exercise price of $.64065 per share. Since there are sufficient options available for this grant under the 1997 Plan, the options are reflected as outstanding as of December 31, 2000.

In August 2001, the Company agreed to increase the options granted to Board members each year. Subject to shareholders' approval, the Company agreed to grant options to purchase a total of 20,000 shares of the Company's common stock to each of the four individuals comprising the Board of Directors, beginning with the calendar year 2000. Subject to shareholders' approval, each Board member will receive options to purchase 18,000 shares of common stock at an exercise price of $.20157 for their service in 2000 and options to purchase 20,000 shares of common stock at an exercise price of $.4275 for their service in 2001, $.3155 for their services in 2002, and $.2430 for their service in 2003. In addition, Directors on the audit committee of the Board of Directors receive options to purchase 5,000 shares of common stock for each year of service beginning in 2002. Since there are insufficient option available in the current plan, the 2002 and 2003 options are subject to the shareholders' approval of the 2003 Stock Plan.

VOTE REQUIRED

Directors must be elected by a plurality of votes cast at the shareholders meeting. This means that the nominees receiving the highest number of votes will be elected. Abstentions will have no effect on the election of directors. If you hold your shares through a broker, banker, or other nominee and you do not instruct them how to vote on this proposal, your broker may have authority to vote your shares. You may give each nominee one vote for each share you hold.

BOARD RECOMMENDATION

The Board recommends that you vote "FOR" each of the nominees to the Board set forth in this Proposal 1.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned as of August 1, 2004 by:

      o     each nominee for director;

      o     the executive officers named in the Summary Compensation Table; and

      o     all directors and executive officers as a group.

                                                              PERCENTAGE OF
                                              TOTAL            OUTSTANDING
                                            SECURITIES         SECURITIES
NAME AND                                   BENEFICIALLY       BENEFICIALLY
PRINCIPLE POSITION                            OWNED              OWNED
------------------                         ------------       -------------
Richard Banakus                             3,683,000(1)         33%
   Chairman of the Board,
   Interim President, and
   Chief Executive Officer
Joshua Rochlin                                115,000(2)          1%
   Director
Karen Gray                                    121,000(3)          1%
   Director
Ronald J. Saul                              1,304,740(4)         13%
   Director
Terrence S. McGrath                           425,000(5)          4%
   Chief Operating Officer
William A. Lauby                              226,000(6)          2%
   Chief Financial Officer

All officers, directors, and director
nominees as a group (6 persons)             5,874,740(7)         46%

----------
(1) Consists of 1,790,000 shares held directly, 200,000 shares issuable upon exercise of warrants 1,494,500 shares issuable upon exercise of outstanding options and 198,500 shares issuable upon exercise of options that are subject to the shareholders' approval of the 2003 Stock Plan.
(2) Consists of 40,000 shares issuable upon exercise of outstanding options, and 75,000 shares issuable upon exercise of options that are subject to the shareholders' approval of the 2003 Stock Plan.
(3) Consists of 3,000 shares held directly, 58,000 shares issuable upon exercise of outstanding options, and 60,000 shares issuable upon exercise of options that are subject to the shareholders' approval of the 2003 Stock Plan.
(4) Consists of 673,500 shares held directly, 31,240 shares held by son, 300,000 shares issuable upon exercise of warrants, 250,000 shares issuable upon exercise of outstanding options, and 50,000 shares issuable upon exercise of options that are subject to the shareholders' approval of the 2003 Stock Plan.
(5) Consists of 425,000 shares issuable upon exercise of options that are subject to the shareholders' approval of the 2003 Stock Plan.
(6) Consists of 1,000 shares held directly, and 225,000 shares issuable upon exercise of options that are subject to the shareholders' approval of the 2003 Stock Plan.
(7) Includes 1,093,500 shares of Common Stock underlying options that are subject to the shareholders' approval of the 2003 Stock Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of August 1, 2004, based on a review of filings made with the SEC, the Company is not aware of any shareholder other than Mr. Banakus and Mr. Saul listed above beneficially owning five percent or more of Hydron's common stock.

                             EXECUTIVE COMPENSATION

The following table sets forth information for the years ended December 31, 2003, 2002, and 2001 with respect to all compensation awarded to, earned by or paid to the Company's Chief Executive Officer and to each of the Company's executive officers who received salary and bonus payments in excess of $100,000 during the year ended December 31, 2003.

SUMMARY COMPENSATION TABLE
                                                                    LONG TERM
                                          ANNUAL COMPENSATION      COMPENSATION
                                     ----------------------------- ------------

                                                                     SECURITIES
NAME AND                                              OTHER ANNUAL   UNDERLYING
PRINCIPLE POSITION            YEAR    SALARY   BONUS  COMPENSATION   OPTIONS(1)
------------------            ----   --------  -----  ------------   ----------

Richard Banakus               2003   $ 10,530    0         0          120,000
   Chairman of the Board,     2002   $  6,000    0         0           20,000
   Interim President and      2001   $  6,410    0         0           38,500
   Chief Executive Officer

Terrence S. McGrath           2003   $125,000    0         0          225,000
   Chief Operating Officer    2002   $125,000    0         0                0
                              2001   $122,000    0         0          200,000

William A. Lauby              2003   $110,000    0         0          175,000
   Chief Financial Officer    2002   $110,000    0         0                0
                              2001   $107,000    0         0           50,000

----------
(1) Options have been approved by the Board of Directors subject to the shareholders' approval of the 2003 Stock Plan.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information with respect to options granted under the Company's 2003 Stock Plan to the Named Executive Officers for the year ended December 31, 2003. These grants are subject to the shareholders approval of the 2003 Stock Plan.

                                                                                                        Potential
                                                                                                     Realizable Value
                                                                                                       Per Share at
                                                  Individual Grants                                   Assumed Annual
                             ------------------------------------------------------------------      Rates of Stock
                               Number of       Percent of                                                 Price
                               Securities     Total Options                                          Appreciation for
                               Underlying      Granted to         Exercise                            Option Term(1)
                                Options         Employees           Price         Expiration     -----------------------
           Name                 Granted          in 2003        (per share)(2)       Date            5%         10%
---------------------------  --------------  ---------------- ------------------ --------------  ----------- -----------
Richard Banakus                    100,000             19.2%        0.29             6/25/2008      0.37        0.47
Richard Banakus                     20,000              3.9%        0.24             4/30/2008      0.31        0.39
Terrence S. McGrath                125,000             24.1%        0.29             6/25/2008      0.37        0.47
Terrence S. McGrath                100,000             19.2%        0.52            11/18/2008      0.66        0.84
William A. Lauby                    75,000             14.4%        0.29             6/25/2008      0.37        0.47
William A. Lauby                   100,000             19.2%        0.52            11/18/2008      0.66        0.84

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

The following table sets forth certain information relating to option exercises effected during the year ended December 31, 2003, and the value of options held as of such date by the Company's Chief Executive Officer and all other persons who were executive officers of the Company for the year ended December 31, 2003. The Company does not have any outstanding stock appreciation rights. No Named Executive Officer exercised any options during the year ended December 31, 2003.

                      Number of Securities        Value(3) of Unexercised
                     Underlying Unexercised        in-the Money Options
                     Option at Fiscal Year-End      at Fiscal Year-End
                    ---------------------------  --------------------------
     Name           Exercisable   Unexercisable  Exercisable  Unexercisable
----------------    -----------   -------------  -----------  -------------

Richard Banakus     1,893,000(4)       --        $1,162,890     $   --

----------
1 Amounts represent certain assumed rates of appreciation as set forth by the rules of the SEC. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions. The amounts reflected in this table may not necessarily be achieved.
2 The Exercise Price of options granted was the average of the high and low selling price of the Common Stock for the ten trading days preceding the date of grant.
3 Total value of unexercised options is based upon the closing price ($.73) of Common Stock as reported by OTC Bulletin Board on December 31, 2003.
4 Includes 1,250,000 unexercised options purchased in the Company's private placement completed December 10, 2002; 200,000 unexercised warrants purchased in the Company's private placement completed November 13, 2003; and 125,000 options received in a bridge loan agreement with the Company dated August 4, 2003; and 119,500 options received through the Company's 1993 Stock Option Plan, and 198,500 shares issuable upon exercise of options that are subject to the shareholders' approval of the 2003 Stock Plan.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

The Compensation of the Interim President and Chief Executive Officer is a nominal amount and is an arrangement agreed to by the Board of Directors. It is not tied to the Company's performance.

PERFORMANCE GRAPH

The following graph compares the total cumulative shareholder return for $100 invested (assumes that all dividends were reinvested) in Common Stock of the Company against cumulative total return of the Nasdaq Composite Index for the most recent five-year period.

                               [PERFORMANCE GRAPH]

   [The following table was depicted as a line chart in the printed material]

                      Total Cumulative Shareholder Return

                           Dec-98    Dec-99   Dec-00   Dec-01  Dec-02  Dec-03
Hydron Technologies, Inc.  $100.00    $78.57   $21.43  $57.14  $37.50  $130.36
Nasdaq Stock Market        $100.00   $185.59  $112.40  $88.95  $60.91   $91.37

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the 34 Act, the Company's directors and certain of its officers and persons holding more than ten percent of the Common Stock are required to report their ownership of the Common Stock and any changes in such ownership to the Securities and Exchange Commission and the Company. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 2003. Based on the Company's review of copies of such reports, the Company believes that during the fiscal year ended December 31, 2003, all such reporting requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                                 PROPOSAL NO. 2:
              APPROVAL OF HYDRON TECHNOLOGIES, INC. 2003 STOCK PLAN

On November 19, 2003, the Board approved, subject to shareholder approval, the 2003 Stock Plan (the "Plan"). The Plan permits the grant of nonqualified and incentive stock options, as well as restricted stock and awards purchases. The form of the equity is left up to the discretion of the committee of the Board (or the Board, if no committee) at the time of each grant. This Plan is designed to consolidate and replace two Stock Option Plans, which have expired: the 1993 Stock Option Plan, and the 1997 Non-employee Director Stock Option Plan.

The material features of the 2003 Plan are summarized below. Such summary is qualified in its entirety by reference to the full text of the 2003 Plan, a complete copy of which is attached hereto as Attachment B. Capitalized terms used below without definition have the meaning ascribed to them in the 2003 Stock Plan.

PURPOSE OF THE 2003 PLAN

The purpose of the 2003 Plan is to assist the Company in attracting, retaining, and motivating key employees, officers, directors, and consultants by offering selected individuals an opportunity to acquire a proprietary interest in the success of the Company.

SHARES SUBJECT TO THE 2003 PLAN

The Plan provides for the direct award or sales of Common Stock and for the grant of options to purchase Common Stock. Shares offered under the Plan may be authorized but unissued shares or treasury shares.

ADMINISTRATION THE 2003 PLAN

The Plan may be administered by one or more committees of the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. All decisions, interpretations, and other actions of the Board shall be final and binding on all Purchasers, all Optionees, and all persons deriving their rights from a purchase or option. No Committee has been formed as of the date of this proxy statement.

ELIGIBILITY

Only employees, outside directors, and consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of Incentive Stock Options (ISOs).

STOCK SUBJECT TO PLAN

The aggregate number of Shares that may be issued under the Plan shall not exceed fifteen percent (15%) of the total outstanding Shares. Currently 1,389,020 shares, representing 15% of the outstanding shares, are reserved.

TERMS AND CONDITIONS OF AWARDS OR SALES

Stock Purchase Agreement

Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

Duration of Offers

Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within thirty (30) days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

Purchase Price

The Purchase Price of Shares to be offered under the Plan, if newly issued, shall not be less than the par value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Board of Directors at its sole discretion.

Withholding Taxes

As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

Restrictions on Transfer of Shares

Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

Accelerated Vesting

Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested if:

      (i) The Company is subject to a Change in Control before the Purchaser's Service terminates; and

      (ii) Either (A) the repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary or (B) the Purchaser is subject to an Involuntary Termination within twelve (12) months following such Change in Control.

Involuntary Termination

"Involuntary Termination" shall mean the termination of the Optionee's or Purchaser's Service by reason of:

      (i) The involuntary discharge of the Optionee or Purchaser by the Company (or the Parent or Subsidiary employing him or her) for reasons other than Cause; or

      (ii) The voluntary resignation of the Optionee or Purchaser following (A) a change in his or her position with the Company (or the Parent or Subsidiary employing him or her) that materially reduces his or her level of authority or responsibility or (B) a reduction in his or her compensation (including base salary, fringe benefits and participation in bonus or incentive programs based on corporate performance) by more than 10%.

Cause

"Cause" shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company, (ii) conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof,
(iii) gross negligence or (iv) continued failure to perform assigned duties after receiving written notification from the Board of Directors. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or a Parent or Subsidiary) may consider as grounds for the discharge of an Optionee or Purchaser.

TERMS AND CONDITIONS OF OPTIONS

Stock Option Agreement

Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

Number of Shares

Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8 of the Plan. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

Exercise Price

Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b) of the Plan. The Exercise Price of a Nonstatutory Option to purchase newly issued Shares shall not be less than the par value of such Shares. Subject to the preceding two sentences, the Exercise Price under an Option shall be determined by the Board of Directors at its sole discretion.

Withholding Taxes

As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

Exercisability

Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of a Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

Accelerated Exercisability

Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee's Options shall become exercisable in full if:

      (i) The Company is subject to a Change in Control before the Optionee's Service terminates; and

      (ii) Either (A) such Options do not remain outstanding, such Options are not assumed by the surviving corporation or its parent, and the surviving corporation or its parent does not substitute options with substantially the same terms for such Options or (B) the Optionee is subject to an Involuntary Termination within twelve (12) months following such Change in Control.

Basic Terms

The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant, and in the case of an ISO a shorter term may be required. Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service or death.

Nontransferability

No Option shall be transferable by the Optionee other than by beneficiary designation, will, or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

No Rights as a Shareholder

An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

Modification, Extension and Assumption of Options

Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

Restrictions on Transfer of Shares

Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

Accelerated Vesting

Unless the applicable Stock Option Agreement provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse and all of such Shares shall become vested if:

      (i) The Company is subject to a Change in Control before the Purchaser's Service terminates; and

      (ii) Either (A) the repurchase right is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary or (B) the Optionee is subject to an Involuntary Termination within twelve (12) months following such Change in Control.

DURATION AND AMENDMENTS

Term of the Plan

The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales, or awards shall be made thereafter under the Plan. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

Right to Amend or Terminate the Plan

The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8) hereof, or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of the Plan.

EFFECT OF AMENDMENT OR TERMINATION

No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

VOTE REQUIRED

The affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal at the Meeting is required for its approval. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have no effect on the vote. If you hold your shares through a broker, bank, or other nominee and you do not instruct them on how to vote on this proposal, your broker will not have the authority to vote your shares if your broker is a NASD or NYSE member organization. Should such shareholder approval not be obtained, then the 2003 Stock Plan will not be implemented and the Company will not have an active stock option plan since the shares underlying the existing plans have been exhausted.

BOARD RECOMMENDATION

The Board believes that it is in the best interest of the Company to continue to provide key employees with stock awards or stock options in order to attract and retain talented executives and more closely align their interests with those of the shareholders.

The Board unanimously recommends that you vote "FOR" the 2003 Stock Plan.

                                 PROPOSAL NO. 3:
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

GENERAL

The Audit Committee of the Board of Directors has selected DaszkalBolton LLP, certified public accountants, to audit the Company's financial statements for the year ending December 31, 2004. DaszkalBolton LLP has audited the Company's financial statements for the last three years. The shareholders are asked to ratify the appointment of DaszkalBolton LLP as the Company's independent auditors for the year ended December 31, 2004. DaszkalBolton LLP was appointed by the Audit Committee in accordance with its charter.

In the event shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company's and shareholders' best interests.

The Audit Committee has approved all services provided by DaszkalBolton LLP. A representative of DaszkalBolton LLP is expected to be present at the Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

VOTE REQUIRED

If a quorum is present and voting, the affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal at the Meeting is necessary to ratify the appointment of DaszkalBolton LLP as the Company's independent auditors for the year ending December 31, 2004.

BOARD RECOMMENDATION

The Board recommends that you vote "FOR" the ratification of appointment of DaszkalBolton LLP as the Company's independent auditors.

                            AUDIT AND NON-AUDIT FEES

The following table sets forth fees for services DaszkalBolton LLP provided during 2003 and 2002:

                                                       2003               2002
                                                     -------             -------
Audit fees(1)                                        $38,129             $34,999
Tax fees(2)                                            7,000               5,450
                                                     -------             -------
Total                                                $45,129             $40,449
                                                     =======             =======

----------
(1) Represents fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements, advice on accounting matters that arose during the audit and audit services provided in connection with other statutory or regulatory filings.
(2) Represents fees for services provided in connection with tax planning and the preparation of the Company's tax returns

The Audit Committee has established pre-approved policies and procedures with respect to audit and permitted non-audit services to be provided by its independent auditors. The Audit Committee has concluded that DaszkalBolton LLP's provision of the audit and permitted non-audit services described above is compatible with maintaining DaszkalBolton LLP's independence and were approved in advance. The Audit Committee's pre-approval policies do not permit the delegation of the Audit Committees responsibilities to Management.

                          REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall this information be incorporated by reference into any future filing under the 33 Act or the 34 Act, except to the extent that Hydron specifically incorporates it by reference into such filing.

The Audit Committee currently consists of Joshua Rochlin and Ronald J. Saul ("Committee"). All members of the Committee meet the independence and experience requirements of Nasdaq applicable to securities designated as national market system securities.

The Board of Directors has adopted a written charter for the Committee that is attached as Attachment A to this proxy statement. This charter was amended during fiscal year 2003 in response to new regulatory requirements, including the Sarbanes-Oxley Act of 2002 and related rules and regulations proposed or issued by the SEC and Nasdaq.

The Committee is responsible for overseeing Hydron's accounting and financial reporting processes and audits of Hydron's financial statements. As set forth in its charter, the Committee acts only in an oversight capacity and relies on the work and assurances of both Management, which has primary responsibilities for Hydron's financial statements and reports, as well as the independent auditors who are responsible for expressing an opinion on the conformity of Hydron's audited financial statements to generally accepted accounting policies.

The Committee met four times either in person or by telephone during fiscal year 2003. In the course of these meetings, the Committee met with Management and Hydron's independent auditors and reviewed the results of the external audit examinations, evaluations of Hydron's internal controls and the overall quality of Hydron's financial reporting.

The Committee believes that a candid, substantive, and focused dialogue with the independent auditors is fundamental to the Committees oversight responsibilities. To support this belief, the Committee periodically ensures that there is an opportunity to meet separately with the independent auditors, without Management present. In the course of its discussions in these meetings, the Committee asked a number of questions intended to bring to light any areas of potential concern related to Hydron's financial reporting and internal controls. These questions include:

      o Are there any significant accounting judgments, estimates or adjustments made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

      o Based on the auditor's experience, and their knowledge of the Company, do the Company's financial statements fairly present to investors, with clarity and completeness, the Company's financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

      o Based on the auditor's experience, and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

The Committee recommended the engagement of DaszkalBolton LLP as Hydron's independent auditors for fiscal year 2003 and reviewed with the independent auditors their respective overall audit scope and plans. In reaching its recommendation, the Committee considered the qualifications of DaszkalBolton LLP and discussed with DaszkalBolton LLP their independence, including a review of the audit and non-audit services provided by them to Hydron. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, and by the Sarbanes-Oxley Act of 2002, and it received and discussed with the independent auditors their written report required by Independence Standards Board Standard No. 1.

Management has reviewed the audited financial statements for fiscal year 2003 with the Committee, including a discussion of the quality and acceptability of the financial reporting, the reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. In connection with this review and discussion, the Committee asked a number of follow-up questions of management and the independent auditors to help give the Committee comfort in connection with its review.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the SEC.

Submitted by the Audit Committee of the Board
Joshua Rochlin
Ronald J. Saul

                     SHAREHOLDER PROPOSALS FOR 2005 MEETING

Shareholders who wish to present proposals at the 2005 Meeting of Shareholders must do so in writing. The written proposal must be received in writing by the Secretary of the Company at the address set forth on the first page of the Proxy Statement no later than December 1, 2004 in order for such proposals to be considered for inclusion in the Company's proxy statement relating to that meeting.

                                  OTHER MATTERS

Management of the Company knows of no business other than that specified in Items 1 through 3 of the Notice of Shareholders' Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                       BY ORDER OF THE BOARD
                                       Karen Gray
                                       SECRETARY

                                       October 1, 2004
                                       Pompano Beach, FL

SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                    ATTACHMENT A
                            HYDRON TECHNOLOGIES, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                CHARTER STATEMENT

On behalf of the Board, the Audit Committee's function is to oversee the Company's accounting and financial reporting processes and audits of the Company's financial statements. Primary responsibility for the Company's financial reporting lies with senior management, with oversight by the Board of Directors. The Audit Committee:

      o maintains open lines of communication with the Company's Chief Financial Officer, and the senior account representative of its External Auditor;

      o is an informed, vigilant, and effective overseer of the Company's internal controls, disclosure controls, and procedures for financial reporting purposes;

      o     has its duties and responsibilities set forth in a written charter;

      o     reports its activities to the full board on a regular basis; and

      o complies with applicable law (including Nasdaq and SEC rules) for Audit Committees.

COMMITTEE STRUCTURE AND MEMBERSHIP

The Committee shall be comprised of two or more directors each of whom shall be independent as determined in accordance with applicable law (including SEC and Nasdaq rules). No member of the Committee may own or control 20% or more of the Company's voting securities, or such lower measurement as may be established by the SEC. All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Committee members shall not receive any compensation from the Company except as allowed under applicable law (including SEC and Nasdaq rules). The Committee shall generally maintain as a member at least one "financial expert" as determined in accordance with applicable law (including SEC and Nasdaq rules). The members of the Committee shall be elected by the Board.

MEETINGS

The Audit Committee will meet on a regular basis and special meetings will be called, as circumstances require. The Company's Chief Financial Officer and the External Auditor will normally be present at each meeting. During most meetings, the Committee will hold private sessions with the External Auditor. The Company's legal representative (and when appropriate, outside counsel retained to advise the Committee) will be available to attend the Committee's meetings to discuss legal matters, which may impact the Company's financial position. Minutes of meetings will be taken including notations as to what private sessions occur.

REQUIRED PROCESS

External Auditors

The Audit Committee shall be directly responsible for the appointment, compensation, oversight of the work of any public accounting firm employed for preparing or issuing an audit report or related work ("External Auditor"). Each such public accounting firm shall report directly to the Audit Committee. The Committee shall have the sole authority to hire, determine funding for, evaluate, and fire the External Auditor.

The Audit Committee:

      a. selects, evaluates, and replaces the External Auditor as appropriate;

      b. reviews annual audit plans and assesses the External Auditor's performance against plan;

      c. receives annually from the External Auditor a formal written statement on its independence: discusses any relationships or issues that could hinder the External Auditor's independence and objectivity, and determines if additional steps need to be taken to ensure such independence;

      d. approves in advance all audit and non-audit services to be provided by the External Auditor, which are permissible under the law. In considering whether to approve such services, the Audit Committee will consider the following:

            (1) whether the service is being performed principally for the Audit Committee;

            (2) the effects of the service, if any, on audit effectiveness or on the quality, and timeliness of the Company's financial reporting process;

            (3) whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;

            (4) whether the service would be performed by audit personnel and, if so, whether it will enhance their knowledge of the Company's business and operations;

            (5) whether the role of those performing the service would be inconsistent with the auditor's role (e.g., a role where neutrality, impartiality, and auditor skepticism are likely to be subverted);

            (6) whether the audit firm's personnel would be assuming a management role or creating a mutuality of interest with management;

            (7) whether the auditors, in effect, would be "auditing their own numbers";

            (8) whether the project must be started and completed very quickly;

            (9)   whether the audit firm has unique expertise in the service;
                  and

            (10)  the size of the fee(s) for the non-audit service(s).

The Committee may designate this role to one or more designated members of the Committee, who shall report their activity to the Committee;

      e. establishes rules and procedures that reasonably ensure that the External Auditor does not perform any of the following prohibited procedures:

            (1) bookkeeping or other services related to the accounting records or financial statements;

            (2)   financial information systems design and implementation;

            (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

            (4)   actuarial services;

            (5)   internal audit outsourcing services;

            (6)   management functions or human resources;

            (7) broker or dealer, investment adviser, or investment banking services;

            (8)   legal services and expert services unrelated to the audit; and

            (9)   any other service that the Board determines is impermissible.

      f. ascertains whether all non-audit services provided by the External Auditor are disclosed in quarterly and annual financial reports;

      g. meets privately with the External Auditor at regular meetings and on an as needed basis;

      h.    reviews the External Auditor's report on:

            (1) the quality of accounting and disclosure and the accounting principles applied;

            (2) the reasonableness of judgments and estimates used in preparing the financial statements, including assumptions made and the completeness of the related disclosures;

            (3)   all critical accounting policies and practices used;

            (4) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments including for any off-balance sheet transactions, and the treatment preferred by the External Auditor;

            (5) other material written communications between the External Auditor and the Company's management, including all management letters or comments;

            (6)   the schedule of unadjusted differences; and

            (7) the effectiveness of the Company's internal controls in providing reasonable assurance that the financial statements and disclosures are fairly presented, comply with the legal and regulatory requirements, and provide timely detection of fraud.

      i. resolves disagreements between management and the External Auditor regarding financial reporting.

1.    Related-Party Transactions

The Committee shall review and approve all related-party transactions for which Audit Committee approval is required by applicable law (including Nasdaq rules) or required to be disclosed in the Company's financial statement or SEC filings.

2.    General

The Audit Committee:

      a. reviews quarterly (prior to the filing of the Company's periodic reports):

            (1) the Company's process for assessing the risk of fraudulent financial reporting;

            (2) the Company's process for identifying and reporting fraud, including the details of any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls; and

            (3) the report of the Chief Executive Officer and Chief Financial Officer regarding the Company's disclosure controls and procedures.

      b. reviews the Company's codes of ethics and conduct for directors, officers, and employees, approves all waivers of the code of ethics for directors and officers, and ensures timely disclosure of any such waivers by the Audit Committee;

      c. reviews the quarterly reporting process, annual financial statements, management certifications and External Auditor reports and attestations and ensures that:

            (1)   the External Auditor performs timely reviews;

            (2) certifications, attestations, quarterly, and annual financial statements as required by law are reviewed with the Audit Committee before filing with the SEC; and

            (3) the members of the Audit Committee have read the Company's periodic reports that are filed with the SEC.

      d. requires management and the External Auditor to advise the Committee of significant deficiencies, material weaknesses, and significant changes in internal controls, disclosure controls, and procedures as well as any illegal acts unless the illegal act is clearly inconsequential;

      e. discusses with management and the External Auditor the review process for the Company's Information Technology procedures and controls, and inquires as to the specific security programs to protect against computer fraud or misuse from both within and outside the Company at least annually;

      f. instructs the External Auditor that the Committee expects to be advised if there are any areas known to them that require special attention of the Audit Committee;

      g. maintains a calendar of agenda items which reflects the Audit Committee responsibilities and processes specified in this Audit Committee Charter;

      h. reviews the Audit Committee Charter at least once every 3 years and has all proposed revisions approved by the Board of Directors;

      i. self-assesses annually whether the Audit Committee has carried out the responsibilities defined in the Audit Committee Charter and takes any corrective action;

      j. self-assesses annually whether the Audit Committee complies with its membership requirements and takes corrective action; and

      k.    discloses in the Company's proxy statement:

            (1) whether the Audit Committee satisfied its Audit Committee Charter responsibilities;

            (2) the complete Audit Committee Charter, at least every 3 years, or when significant amendments occur;

            (3) that the External Auditors have discussed judgments used in developing financial reports;

            (4) that the Audit Committee has discussed the judgments in private session; and

            (5) that the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the SEC.

3.    Complaints

The Committee shall establish and maintain procedures for:

      a. the receipt, retention, and treatment of complaints received by the Company regarding fraud, accounting, internal accounting controls, or auditing matters; and

      b. the confidential, anonymous submission by employees regarding fraud or questionable accounting or auditing matters.

4.    Authority to Engage Advisors

The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

5.    Funding

The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to:

      a. the External Auditor for the purpose of rendering or issuing an audit report; and

      b.    any advisors employed by the Committee.

                                                                    ATTACHMENT B

                            HYDRON TECHNOLOGIES, INC.
                                 2003 STOCK PLAN
                         (ADOPTED ON NOVEMBER 19, 2003)

                    HYDRON TECHNOLOGIES, INC. 2003 STOCK PLAN
                         (ADOPTED ON NOVEMBER 19, 2003)

                                TABLE OF CONTENTS

SECTION 1.        ESTABLISHMENT AND PURPOSE...................................3

SECTION 2.        ADMINISTRATION..............................................3

   (a)    COMMITTEES OF THE BOARD OF DIRECTORS................................3
   (b)    AUTHORITY OF THE BOARD OF DIRECTORS.................................3

SECTION 3.        ELIGIBILITY.................................................3

   (a)    GENERAL RULE........................................................3
   (b)    TEN-PERCENT STOCKHOLDERS............................................3

SECTION 4.        STOCK SUBJECT TO PLAN.......................................3

   (a)    BASIC LIMITATION....................................................3
   (b)    ADDITIONAL SHARES...................................................4

SECTION 5.        TERMS AND CONDITIONS OF AWARDS OR SALES.....................4

   (a)    STOCK PURCHASE AGREEMENT............................................4
   (b)    DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS.................4
   (c)    PURCHASE PRICE......................................................4
   (d)    WITHHOLDING TAXES...................................................4
   (e)    RESTRICTIONS ON TRANSFER OF SHARES..................................4
   (f)    ACCELERATED VESTING.................................................4
   (g)    INVOLUNTARY TERMINATION.............................................5
   (h)    CAUSE...............................................................5

SECTION 6.        TERMS AND CONDITIONS OF OPTIONS.............................5

   (a)    STOCK OPTION AGREEMENT..............................................5
   (b)    NUMBER OF SHARES....................................................5
   (c)    EXERCISE PRICE......................................................5
   (d)    WITHHOLDING TAXES...................................................5
   (e)    EXERCISABILITY......................................................6
   (f)    ACCELERATED EXERCISABILITY..........................................6
   (g)    BASIC TERM..........................................................6
   (h)    NONTRANSFERABILITY..................................................6
   (i)    NO RIGHTS AS A SHAREHOLDER..........................................6
   (j)    MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS...................6
   (k)    RESTRICTIONS ON TRANSFER OF SHARES..................................6
   (l)    ACCELERATED VESTING.................................................6

SECTION 7.        PAYMENT FOR SHARES..........................................7

   (a)    GENERAL RULE........................................................7
   (b)    SURRENDER OF STOCK..................................................7
   (c)    SERVICES RENDERED...................................................7
   (e)    EXERCISE/SALE.......................................................7
   (d)    EXERCISE/PLEDGE.....................................................7

SECTION 8.        ADJUSTMENT OF SHARES........................................8

   (a)    GENERAL.............................................................8
   (b)    MERGERS AND CONSOLIDATIONS..........................................8
   (c)    RESERVATION OF RIGHTS...............................................8

SECTION 9.        SECURITIES LAW REQUIREMENTS.................................8

SECTION 10.         NO RETENTION RIGHTS.......................................8

SECTION 11.         DURATION AND AMENDMENTS...................................9

   (a)    TERM OF THE PLAN....................................................9
   (b)    RIGHT TO AMEND OR TERMINATE THE PLAN................................9
   (c)    EFFECT OF AMENDMENT OR TERMINATION..................................9

SECTION 12.         DEFINITIONS...............................................9

   (a)    BOARD OF DIRECTORS..................................................9
   (b)    CHANGE IN CONTROL...................................................9
   (c)    CODE................................................................9
   (d)    COMMITTEE..........................................................10
   (e)    COMPANY............................................................10
   (f)    CONSULTANT.........................................................10
   (g)    EMPLOYEE...........................................................10
   (h)    EXERCISE PRICE.....................................................10
   (i)    FAIR MARKET VALUE..................................................10
   (j)    ISO................................................................10
   (k)    NONSTATUTORY OPTION................................................10
   (l)    OPTION.............................................................10
   (m)    OPTIONEE...........................................................10
   (N)    OUTSIDE DIRECTOR...................................................10
   (n)    PARENT.............................................................10
   (o)    PLAN...............................................................10
   (q)    PURCHASE PRICE.....................................................10
   (r)    PURCHASER..........................................................11
   (s)    SERVICE............................................................11
   (t)    SHARE..............................................................11
   (u)    STOCK..............................................................11
   (v)    STOCK OPTION AGREEMENT.............................................11
   (w)    STOCK PURCHASE AGREEMENT...........................................11
   (x)    SUBSIDIARY.........................................................11

SECTION 13.         EXECUTION................................................11

                    HYDRON TECHNOLOGIES, INC. 2003 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

      The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

      Capitalized terms are defined in Section 12 hereof.

SECTION 2. ADMINISTRATION.

      (a) COMMITTEES OF THE BOARD OF DIRECTORS. The Plan may be administered by one or more Committees. Each Committee shall consist of two or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to which the Board of Directors has assigned a particular function.

      (b) AUTHORITY OF THE BOARD OF DIRECTORS. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations, and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees, and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3. ELIGIBILITY.

      (a) GENERAL RULE. Only Employees, Outside Directors, and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

      (b) TEN-PERCENT STOCKHOLDERS. An individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 4. STOCK SUBJECT TO PLAN.

      (a) BASIC LIMITATION. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed fifteen percent (15%) of the total outstanding Shares, subject to adjustment pursuant to Section 8 hereof. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

      (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed ten percent (10%) of the total outstanding Shares (subject to adjustment pursuant to Section 8).

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

      (a) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

      (b) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within thirty (30) days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

      (c) PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan, if newly issued, shall not be less than the par value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Board of Directors at its sole discretion. The Purchase Price shall be payable in a form described in Section 7 hereof.

      (d) WITHHOLDING TAXES. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

      (e) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

      (f) ACCELERATED VESTING. Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested if:

                  (i) The Company is subject to a Change in Control before the Purchaser's Service terminates; and

                  (ii) Either (A) the repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary or (B) the Purchaser is subject to an Involuntary Termination within twelve (12) months following such Change in Control.

      (g) "INVOLUNTARY TERMINATION" shall mean the termination of the Optionee's or Purchaser's Service by reason of:

                  (i) The involuntary discharge of the Optionee or Purchaser by the Company (or the Parent or Subsidiary employing him or her) for reasons other than Cause; or

                  (ii) The voluntary resignation of the Optionee or Purchaser following (A) a change in his or her position with the Company (or the Parent or Subsidiary employing him or her) that materially reduces his or her level of authority or responsibility or (B) a reduction in his or her compensation (including base salary, fringe benefits and participation in bonus or incentive programs based on corporate performance) by more than 10%.

      (h) "CAUSE" shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company, (ii) conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) continued failure to perform assigned duties after receiving written notification from the Board of Directors. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or a Parent or Subsidiary) may consider as grounds for the discharge of an Optionee or Purchaser.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

      (a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

      (b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8 hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

      (c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b) hereof. The Exercise Price of a Nonstatutory Option to purchase newly issued Shares shall not be less than the par value of such Shares. Subject to the preceding two sentences, the Exercise Price under an Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7 hereof.

      (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

      (e) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of a Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

      (f) ACCELERATED EXERCISABILITY. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee's Options shall become exercisable in full if:

                  (i) The Company is subject to a Change in Control before the Optionee's Service terminates; and

                  (ii) Either (A) such Options do not remain outstanding, such Options are not assumed by the surviving corporation or its parent, and the surviving corporation or its parent does not substitute options with substantially the same terms for such Options or (B) the Optionee is subject to an Involuntary Termination within twelve (12) months following such Change in Control.

      (g) BASIC TERM. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant, and in the case of an ISO a shorter term may be required by Section 3(b) hereof. Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service or death.

      (h) NONTRANSFERABILITY. No Option shall be transferable by the Optionee other than by beneficiary designation, will, or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

      (i) NO RIGHTS AS A SHAREHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

      (j) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

      (k) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

      (l) ACCELERATED VESTING. Unless the applicable Stock Option Agreement provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse and all of such Shares shall become vested if:

                  (i) The Company is subject to a Change in Control before the Optionee's Service terminates; and

                  (ii) Either (A) the repurchase right is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary or (B) the Optionee is subject to an Involuntary Termination within twelve (12) months following such Change in Control.

SECTION 7. PAYMENT FOR SHARES.

      (a) GENERAL RULE. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

      (b) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

      (c) SERVICES RENDERED. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award. At the discretion of the Board of Directors, Shares may also be awarded under the Plan in consideration of services to be rendered to the Company, a Parent, or a Subsidiary after the award, except that the par value of such Shares, if newly issued, shall be paid in cash or cash equivalents.

      (d) RELINQUISHMENT OF PORTION OF OPTION OR STOCK AWARD. All or any part of the Exercise Price or Purchase Price, as the case may be, may be paid by relinquishing a portion any unexercised option to purchase Shares or any Shares included in a Stock Award having a Fair Market Value equal to the aggregate Exercise Price or Purchase Price, respectively, but only to the extent that such option is immediately exercisable by the Optionee under the terms of such option, or such Shares are not subject to a right of repurchase or forfeiture to the Company. For purposes of this Subsection (d), "Fair Market Value" for such option to be relinquished means the difference between the Fair Market Value for a Share on the date of exercise and the Purchase Price for such option to be relinquished.

      (e) EXERCISE/SALE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

      (f) EXERCISE/PLEDGE. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 8. ADJUSTMENT OF SHARES.

      (a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4 hereof, (ii) the number of Shares covered by each outstanding Option, or (iii) the Exercise Price under each outstanding Option.

      (b) MERGERS AND CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionee's consent, may provide for:

            (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

            (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

            (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

            (iv) The cancellation of each outstanding Option after payment to the Optionee of an amount in cash or cash equivalents equal to (A) the Fair Market Value of the Shares subject to such Option at the time of the merger or consolidation minus (B) the Exercise Price of the Shares subject to such Option.

      (c) RESERVATION OF RIGHTS. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9. SECURITIES LAW REQUIREMENTS.

      Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 10. NO RETENTION RIGHTS.

      Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11. DURATION AND AMENDMENTS.

      (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

      (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8) hereof, or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of the Plan.

      (c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12. DEFINITIONS.

      (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

      (b) "CHANGE IN CONTROL" shall mean:

                  (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

                  (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

      (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

      (d) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2(a).

      (e) "COMPANY" shall mean Hydron Technologies, Inc., a New York corporation.

      (f) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent, or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

      (g) "EMPLOYEE" shall mean any individual who is a common-law employee or "leased employee" of the Company, a Parent, or a Subsidiary.

      (h) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

      (i) "FAIR MARKET VALUE" shall mean the average of the high and low sales prices for a Share, on the last immediately preceding 10 days on which the stock was traded in the principal trading market for the Shares, if the Shares are listed or admitted for trading on a securities exchange registered under the Securities Exchange Act of 1934, as amended. If the Shares are not listed or admitted to trading on any such exchange but are listed with the Nasdaq Stock Market, Inc. and traded in the over the counter market or listed or traded on any similar system then in use, "Fair Market Value" of a Share shall be the average of the high and low sales price on the last immediately preceding 10 days on which the stock was traded. In the event that the Shares are registered under the Exchange Act and eligible for quotation on the Bulletin Board, in the Pink Sheets or similar reporting services and traded in the over the counter market, "Fair Market Value" of a Share shall be the average of the high and low sales prices for a Share measured over the immediately preceding ten (10) days on which the stock was traded. If there is no established trading market for the Shares, "Fair Market Value" of a Share shall be the value ascribed to a Share by the Board of Directors of the Company in good faith. Such determination shall be conclusive and binding on all persons.

      (j) "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

      (k) "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

      (l) "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

      (m) "OPTIONEE" shall mean an individual who holds an Option.

      (n) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

      (o) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      (p) "PLAN" shall mean this Hydron Technologies, Inc. 2003 Stock Plan.

      (q) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

      (r) "PURCHASER" shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

      (s) "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

      (t) "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 8 hereof (if applicable).

      (u) "STOCK" shall mean the Common Stock of the Company, with a par value of $.01 per Share.

      (v) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

      (w) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan which contains the terms, conditions, and restrictions pertaining to the acquisition of such Shares.

      (x) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 13. EXECUTION

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                       HYDRON TECHNOLOGIES, INC.

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------